UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

CIFC CORP.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32551 (Commission File Number)	20-2008622 (I.R.S. Employer Identification No.)

250 Park Avenue, 4th Floor New York, NY (Address of principal executive offices)	10177 (Zip Code)

(212) 624-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                               Other Events.

On July 28, 2015, CIFC Corp. (together with its subsidiaries, “CIFC”) announced that its board of directors has approved a restructuring plan (the “Reorganization Transaction”) to convert CIFC’s top-level form of organization from a corporation to a limited liability company that would be taxed as a partnership for U.S. federal income tax purposes. The proposed Reorganization Transaction is intended to bring the operations and structure of CIFC in line with other publicly-traded alternative asset managers and allow CIFC to operate in a more tax-efficient manner compared to that afforded by its current structure.

The Reorganization Transaction will be implemented through a series of steps including, among other things, the merger of a newly-formed, wholly-owned subsidiary of CIFC Corp. with and into CIFC Corp., with CIFC Corp. continuing as the surviving entity and as a direct, wholly-owned subsidiary of a newly-formed Delaware limited liability company called CIFC LLC. Upon consummation of the Reorganization Transaction, CIFC Corp.’s stockholders will receive one common share representing a limited liability company interest in CIFC LLC for each of their shares of CIFC Corp.’s common stock. Shares of CIFC LLC will be listed on the NASDAQ Stock Market under the ticker symbol “CIFC.” In addition, as part of the Reorganization Transaction, CIFC Corp. will distribute ownership of one or more subsidiary entities that hold certain investment assets, including investments in CLOs and credit funds, to CIFC LLC or one or more direct or indirect wholly-owned subsidiaries thereof.

The Reorganization Transaction is expected to be completed by December 31, 2015, subject to final approval of CIFC’s board of directors, stockholder approval of the merger and other customary conditions. DFR Holdings, LLC, which held approximately 74% of the outstanding shares of common stock of CIFC Corp. as of July 15, 2015, has indicated that it currently intends to vote its shares of common stock of CIFC Corp. in favor of approving the merger.

CIFC’s management believes the Reorganization Transaction will enhance shareholder value by bringing CIFC’s effective tax rate more in line with other industry leaders, permit an increase in the dividend payout ratio and enable growth in a tax-efficient manner.

Stockholder Implications

The Reorganization Transaction will consist of two events for U.S. federal income tax purposes: (i) the distribution of assets by CIFC Corp. described above and (ii) the merger, pursuant to which CIFC Corp.’s stockholders will receive common shares of CIFC LLC in exchange for their stock of CIFC Corp. CIFC expects the distribution by CIFC Corp. will be treated for U.S. federal income tax purposes as a taxable distribution to CIFC LLC equal to the fair market value of the assets distributed. Such distribution is expected to be taxable as a dividend to CIFC LLC to the extent paid out of CIFC Corp.’s current or accumulated earnings and profits. Such dividend income arising from the distribution will be allocated among the CIFC LLC shareholders pro rata in accordance with their interests in CIFC LLC. If the distribution amount exceeds CIFC Corp.’s current or accumulated earnings and profits, it is possible that CIFC LLC will have taxable gain allocable to the CIFC LLC shareholders. The amount and allocation of such taxable gain will be determined separately for each CIFC LLC shareholder by treating that shareholder’s pro rata portion of the excess distribution as (a) a nontaxable return of capital, up to that shareholder’s tax basis in the CIFC Corp. stock surrendered for CIFC LLC shares, and then (b) taxable capital gain allocable to that shareholder up to the amount of any remainder (so the gain will be allocated to the CIFC LLC shareholders to reflect their relative tax bases in the CIFC Corp. stock surrendered, rather than pro rata). Stockholders are urged to consult with their tax advisors regarding the tax consequences that the proposed Reorganization Transaction will have on them.

Except as described above with respect to the distribution by CIFC Corp., CIFC does not expect that its stockholders will recognize any taxable gain or loss on the exchange of common stock of CIFC Corp. for common shares of CIFC LLC for U.S. federal income tax purposes.

It is CIFC’s intent that the operations and assets of the new parent company will remain the same as those that exist prior to any Reorganization Transaction. It is expected that the common shares of the new parent company, CIFC LLC, will be listed on the NASDAQ Stock Market, exactly as CIFC Corp.’s common stock is currently listed.

However, after the Reorganization Transaction, CIFC LLC is expected to be treated as a partnership for U.S. federal income tax purposes, and as a result, it will provide its shareholders with an annual Schedule K-1 (IRS Form 1065).

IMPORTANT ADDITIONAL INFORMATION MAY BE FILED WITH THE SEC

This report is not a solicitation of a proxy from any security holder of CIFC. Subject to final approval by the board of directors, the merger will be submitted to CIFC’s stockholders for their consideration, and in connection with such consideration, CIFC Corp. and CIFC LLC expect to file with the SEC a definitive proxy statement/prospectus to be used to solicit stockholder approval of the merger, as well as other relevant documents concerning the proposed merger, as part of a registration statement related to common shares of CIFC LLC. Stockholders are urged to read the proxy statement/prospectus, registration statement and any other relevant documents when they become available because they will contain important information about CIFC, CIFC LLC and the merger, including its terms and anticipated effects and risks to be considered by CIFC Corp.’s stockholders in connection with the merger. The proxy statement/prospectus and other documents relating to the merger, when available, may be obtained free of charge from the SEC’s website, at http://www.sec.gov. The documents, when available, may also be obtained free of charge from CIFC on its website, at http://www.cifc.com, or upon written request to CIFC, Attention: Investor Relations, 250 Park Avenue, 4th Floor, New York, NY 10177, or by calling +1 (646) 367-6633, or by email to investor@cifc.com.

PARTICIPANTS IN THE SOLICITATION

CIFC and its officers and directors may be deemed to be participants in the solicitation of proxies from CIFC Corp.’s stockholders with respect to the merger. Information concerning CIFC’s directors and executive officers is set forth in CIFC’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on June 1, 2015, and in Amendment No. 1 on Form 10-K/A to CIFC’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on April 30, 2015. These documents are available free of charge at the SEC’s website, at http://www.sec.gov, or in the investor relations section of CIFC’s website, at http://www.cifc.com.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this report regarding the Reorganization Transaction, including the merger, the target date for completing the Reorganization Transaction, future potential benefits of the Reorganization Transaction and any other statements about CIFC’s management’s future expectations, beliefs, goals, plans or prospects constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of CIFC’s management, based on information currently available to them. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “could,” “will likely result,” “if,” “in the event,” “may,” “might,” “should,” “shall,” “will,” “believe,” “expect,” “anticipate,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “goal,” “objective,” “continue,” or the negatives of these terms and other similar expressions. These forward-looking statements include information about possible or assumed future tax benefits, financial condition, liquidity, results of operations, plans, strategy and objectives. The statements regarding the following subject matters are forward-looking by their nature:

•                  consummating the Reorganization Transaction, including the merger;

•                  stockholder approval of the merger;

•                  the decision of the board of directors to complete the Reorganization Transaction;

•                  the anticipated benefits of the Reorganization Transaction;

•                  the timing of the Reorganization Transaction;

•                  the tax treatment of the Reorganization Transaction; and

•                  the ability to list the common shares of the new parent company on the NASDAQ Stock Market.

These forward-looking statements are based on CIFC’s management’s beliefs, assumptions and expectations of future performance, taking into account the information currently available to them. These statements are only predictions based upon CIFC’s management’s current expectations and projections about future events. There are important factors that could cause CIFC’s and CIFC LLC’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the following:

•                  the potential impact of the announcement of the Reorganization Transaction or consummation of the Reorganization Transaction, including the potential impact to the value of our common stock;

•                  changes in our cash or liquidity requirements;

•                  changes in tax laws and policies; and

•                  economic conditions, including volatility and disruption of the capital and credit markets.

Although CIFC believes that the expectations reflected in the forward-looking statements are reasonable, CIFC cannot guarantee future results, levels of activity, performance or achievements. You should not rely upon forward-looking statements as predictions of future events. CIFC undertakes no duty to update any of these forward-looking statements after the date hereof to conform prior statements to actual results or revised expectations unless otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2015	CIFC Corp.

	By:	/s/ Rahul Agarwal
	Name:	Rahul Agarwal
	Title:	Chief Financial Officer